UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009 (January 1, 2009)

HONG KONG WINALITE GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-83375	87-0575571
_______________________________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

606, 6/F Ginza Plaza, 2A Sai Yeung Choi Street South Mongkok, Kowloon, Hong Kong
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

(852) 2388-3928
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2009, Ms. Jingjun Hu, the Director, Chief Executive Officer and President of Hong Kong Winalite Group, Inc., or the Company, resigned from her position as Chief Executive Officer with the Company for personal reasons.  She remains the Company’s President and largest shareholder, and also remains a Director of the Company.  Also on January 1, 2009, the Company’s Board of Directors appointed Dr. Hongxing Gao as Director and Chief Executive Officer.

Dr. Gao, age 46, has more than 20 years of working experience in finance.  He is a senior economist, and holds the qualification of senior financial manager from the China Securities Regulatory Commission and the China Banking Regulatory Commission.  Dr. Gao is a mentor and specially appointed professor of the graduate faculty of the Beijing International Business and Economics University and the People’s Bank of China.  Dr. Gao is also a committee member of the Shenzhen Senior Title Committee.  Before joining the Company, Dr. Gao was a vice leader in restructuring Shantou Commercial Bank from 2007 to November 2008.  Prior to that, Mr. Gao was a Chairman and CEO of Chinalion Securities from 2003 to 2006, and Vice President of Shenzhen Branch Guotai Junan Securities from 2000 to 2003.  Dr. Gao holder a Doctor Degree in Management and a Master Degree in Engineering from Zhejiang University.

Dr. Gao’s monthly salary will be HKD 100,000.  Following confirmation of Dr. Gao’s employment after a one-month probationary period, Dr. Gao’s employment with the Company may be terminated with one month’s prior written notice.  Dr. Gao has agreed not to engage in the conduct of any business other than the Company’s business without the Company’s prior written consent.  In addition, Dr. Gao has agreed not to: (i) associate in the business of the Company’s distributors; (ii) hold a distributorship with the Company; or (iii) act as an advisor for any other multi-level marketing companies.  A copy of Dr. Gao’s agreement with the Company is attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit 10.1	Agreement, dated January 1, 2009, between the Company and Hongxing Gao (filed herewith).

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HONG KONG WINALITE GROUP, INC.

By: /s/ Jingjun Hu
Date: January 7, 2009	Name: Jingjun Hu
Title: Chairman